UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2006

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33523	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Force Protection, Inc. is amending its Current Report on Form 8-K dated November 10, 2006 and filed on November 16, 2006 to include additional disclosure as set forth in Item 8.01 herein.

Item 8.01.  Other Events.

On December 23, 2008, Force Protection, Inc. (the “Company”) was informed by the staff (the “Staff”) of the United States Securities and Exchange Commission (the “SEC”) that the Staff believed the Company should have a firm currently registered with the Public Company Accounting Oversight Board (the “PCAOB”) re-audit the Company’s consolidated financial statements for the year ended December 31, 2006 if such audit report is required to be included in any future filings with the SEC.  The Staff also indicated that any registration statements that the Company files which are required to include the Company’s consolidated financial statements for the year ended December 31, 2006 will not be declared effective unless such consolidated financial statements are re-audited by a firm currently registered with the PCAOB.

Jaspers + Hall, PC previously audited and issued an audit report dated June 5, 2007 with respect to the Company’s consolidated financial statements for the year ended December 31, 2006.  On October 21, 2008, the PCAOB revoked the registration of Jaspers + Hall, PC and barred its two partners, Thomas M. Jaspers, CPA and Patrick A. Hall, CPA, from being associated persons of a registered public accounting firm.  The PCAOB imposed this order on the basis of its findings concerning Jaspers + Hall, PC’s violations of the rules and auditing standards in auditing the financial statements of four issuer clients from 2005 to 2007, including the Company.  As of June 5, 2007, the date of the Jaspers + Hall, PC’s audit report on the Company’s consolidated financial statements for the year ended December 31, 2006, Jaspers + Hall, PC was registered with the PCAOB.

The Company intends to seek relief from the SEC from obtaining a re-audit by a currently registered public accounting firm with respect to the Company’s consolidated financial statements for the year ended December 31, 2006.

Forward-Looking Statements

The information provided in this report includes forward-looking statements, including statements regarding the Company’s consolidated financial statements for the year ended December 31, 2006 and its intent to seek relief from the SEC with respect to the audit for such consolidated financial statements.  Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements.  These statements are based on beliefs and assumptions by the Company’s management, and on information currently available to management.   Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements.  Examples of these factors include, but are not limited to, the timing and nature of the final resolution of the relief sought from the SEC, the Company’s ability to identify and remedy internal control weaknesses and deficiencies, its ability to effectively manage the risks in its business, the other factors discussed in this report, the reaction of the marketplace to the foregoing and any further errors in accounting that the Company may find which could cause the Company to restate its consolidated financial statements for additional periods and other risk factors and cautionary statements listed in the Company’s periodic reports filed with the SEC, including the risks set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: December 31, 2008
/s/ Lenna Ruth Macdonald
(Signature)
	Name:	Lenna Ruth Macdonald
	Title:	Chief Strategy Officer, General Counsel and Corporate Secretary